Commitments and Contingencies (Details Textual) - USD ($)	6 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Commitments and Contingencies (Textual)
Incurred total operating lease expenses	$ 202,970	$ 30,613
Contingent consideration, description	A contingent cash consideration of $0.6 million and a share consideration of $1.2 million will be delivered to the three shareholders according to the earn-out payment based on the financial performance of 39 Pu in its next fiscal years.